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CUSIP NO. 859547-10-1             13D/A                      Page 13 of 18 Pages


                                      EXHIBIT 1


     Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them.



Date:     January 30, 1998              /s/ SAM WYLY
                                        ----------------------------------------
                                        Sam Wyly



                                        /s/ CHARLES J. WYLY, JR.
                                        ----------------------------------------
                                        Charles J. Wyly, Jr.


                                        MAVERICK ENTREPRENEURS FUND, LTD.



                                        By:/s/ SAM WYLY
                                        ----------------------------------------
                                        Sam Wyly, General Partner


                                        By:/s/ CHARLES J. WYLY, JR.
                                        ----------------------------------------
                                        Charles J. Wyly, Jr., General Partner